AAM/Cutwater Select Income Fund Class A: CPUAX Class C: CPUCX Class I: CPUIX

Summary Prospectus	April 22, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at www.aammutualfunds.com.   You may also obtain this information at no cost by calling 1-888-966-9661 or by sending an e-mail request to AAMFunds@aam.us.com. The Fund's Prospectus dated April 2, 2013, and the Fund’s SAI, dated April 2, 2013 (as each may be further amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund’s investment objective is to seek current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 14 of the statutory Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	3.00%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of the net asset value at purchase or redemption)	1.00%1	1.00%1	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$15	$15	$15
Retirement account fees (annual maintenance and redemption requests)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	None
Other expenses2	0.58%	0.58%	0.58%
Total annual fund operating expenses	1.43%	2.18%	1.18%
Fee waiver and/or expense reimbursement3	(0.44%)	(0.44%)	(0.44%)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)3	0.99%	1.74%	0.74%

1.
For Class A Shares, no sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.  Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchasing them.

2.	These expenses are estimated for the current fiscal year.
3.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.99%, 1.74% and 0.74% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively.  This agreement is effective until April 30, 2014, and may be terminated by the Trust's Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment to the extent a class's total annual fund operating expenses do not exceed the limits described above. In addition, the Fund’s advisor has agreed to voluntarily waive a portion of its advisory fees on the first $25 million of average daily net assets of the Fund so that such fees will be 0.50% until further notice.  The Fund’s advisor will not seek recoupment of the advisory fees so waived.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the Fund’s advisor.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A Shares	$770	$961
Class C Shares	$277	$640
Class I Shares	$76	$331

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
Class A Shares	$670	$961
Class C Shares	$177	$640
Class I Shares	$76	$331

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies
The Fund invests in a diversified basket of debt securities designed to generate a high rate of current income.  The Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds such as:

•	U.S. corporate debt obligations,
•	Non-U.S. corporate and sovereign debt obligations (including emerging markets),
•	Residential and commercial mortgage-backed securities,
•	Asset-backed securities,
•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), and
•	Convertible bonds.

The Fund will primarily invest in bonds rated investment grade at the time of purchase by a nationally recognized statistical rating organization (“NRSRO”) or in unrated securities determined by the Fund’s advisor or sub-advisor to be of comparable quality.  However, the Fund may invest up to 25% of its total assets in “below-investment grade” or “high yield” fixed-income securities (also called “high yield bonds” or “junk bonds”), which are securities rated lower than “Baa3” by Moody’s or “BBB-” by S&P or Fitch or, if unrated, determined by the Fund’s advisor or sub-advisor to be of comparable quality.

The Fund may invest in domestic master limited partnership (“MLPs”) and real estate investment trusts (“REITs”).  MLPs are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for federal income tax purposes.  REITs are companies that own interests in real estate or in real estate related loans or other interests.  The Fund may also invest in derivative instruments, including but not limited to currency futures and interest rate futures.

The Fund may invest in preferred stocks which may be convertible into or may be accompanied by warrants or other equity securities. Any such securities in this part of the portfolio may be of lower quality and may not be rated by any NRSRO. All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants will be included in this part of the Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

The Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, that are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

The Fund’s sub-advisor focuses on a relative value strategy. The Fund seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase income, and therefore the Fund’s dividend payment. The Fund’s average duration is expected to be near the duration of the Fund’s benchmark.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with duration of eight years would be expected to fall approximately 8% if interest rates rose 1%. The Sub-advisor expects that the Fund’s duration will remain between four and eight years; however, the Fund’s duration may be lengthened or shortened depending on market conditions.

Principal Risks of Investing
The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Fixed Income Risk.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and lower rated securities are more volatile than higher rated securities.

Credit Risk.  An issuer of a debt security or counterparty could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation.

Liquidity Risk.  Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

High Yield (“Junk”) Bond Risk.  High yield bonds are debt securities rated below investment grade (often called “junk bonds”), and involve greater risks of default, downgrade, or price declines and are more volatile than investment-grade securities. Companies issuing high yield bonds securities are less financially strong, are more likely to encounter financial difficulties and are more vulnerable to changes in the economy than companies with higher credit ratings.

Convertible Securities Risk.  The value of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuers, and the ability of those issuers to repay principal and to make interest payments.

Warrants Risk.  Warrants may lack a liquid secondary market for resale.  The prices of warrants may fluctuate as a result of speculation or other factors.  If the price of the underlying stock does not rise above the exercise price before a warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.

Foreign Investment Risk.  The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environment of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts are also subject to these risks.  Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Emerging Market Risk.  Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging market countries may have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed securities markets and legal systems.  In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems than the United States.

Currency Risk.  Investments in financial instruments related to or denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies.

Foreign Sovereign Risk.  Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations.  The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.

Real Estate Investment Trust (REIT) Risk.  The Fund’s investments in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Master Limited Partnership Units Risk. An investment in MLP units involves risks in addition to the risks associated with a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk.  Moreover, the value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

Security Lending Risk.  Securities lending involves certain potential risks, primarily counterparty, market, liquidity and reinvestment risks.  Counterparty risk is the risk that the borrower defaults and fails to return the borrowed securities. Market risk and liquidity risk is the risk that market movements affect security value following a default thus causing a deficiency following the liquidation of collateral or that the collateral cannot be liquidated at all.  Reinvestment risk is the risk that the invested cash collateral incurs losses or underperforms relative to other investment options or relative to rebates paid.

Management Risk.  The skill of the Fund’s sub-advisor plays a significant role in the Fund’s ability to achieve its investment objective.

Performance
The Fund is new and it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor and Sub-advisor
Advisors Asset Management, Inc. (the “Advisor” or “AAM”) is the Fund’s investment advisor.  Cutwater Investor Services Corp. d/b/a "Cutwater Asset Management" (the “Sub-advisor” or “Cutwater”) is the Fund’s sub-advisor.

Portfolio Managers
Name and Title (Cutwater)	Managed the Fund Since:
Gautam Khanna, CFA, CPA – Managing Director, Portfolio Management	April 2, 2013
E. Gerard Berrigan – Managing Director, Head of Portfolio Management	April 2, 2013

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account

Class A & C Shares
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Class I Shares
All Accounts	$1,000,000	$100,000

Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business through your broker-dealer or other financial intermediary, by mail, or by telephone.  If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.  The Fund will report items of income, return of capital and gain or loss to you through Form 1099.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.